Exhibit 99.1

THE POWER of HUMAN™ April 2015

Forward Looking S tatements OTC QB: ENUM THIS PRESENTATION CONTAINS FORWARD - LOOKING STATEMENTS THAT ARE BASED ON THE COMPANY’S CURRENT EXPECTATIONS, ASSUMPTIONS, ESTIMATES AND PROJECTIONS ABOUT THE COMPANY AND THE PHARMACEUTICAL INDUSTRY. THE COMPANY MAKES NO REPRESENTATIONS ABOUT THE ACCURACY OF SUCH STATEMENTS ESTIMATES OR PROJECTIONS. FORWARD - LOOKING STATEMENTS ARE INDICATED BY WORDS SUCH AS: MAY, WILL, SHOULD, PREDICT, CONTINUE, PLAN, EXPECT, ANTICIPATE, ESTIMATE, INTEND , BELIEVE, COULD, GOAL OBJECTIVES AND SIMILAR EXPRESSIONS. FORWARD - LOOKING STATEMENTS MAY INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS CONCERNING THE COMPANY’S ANTICIPATED PERFORMANCE, INCLUDING REVENUE AND PROFIT EXPECTATIONS; DEVELOPMENT AND IMPLEMENTATION OF OUR COLLABORATIONS; DURATION; SIZE; SCOPE AND REVENUE ASSOCIATED WITH COLLABORATION PARTNERSHIPS; BENEFITS PROVIDED TO COLLABORATION PARTNERS BY OUR TECHNOLOGY; BUSINESS MIX; REVENUES AND GROWTH IN OUR PARTNER BASE; MARKET OPPORTUNITIES; COMPETING TECHNOLOGIES, INDUSTRY CONDITIONS AND TRENDS; AND REGULATORY DEVELOPMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THE ANTICIPATED RESULTS DUE TO SUBSTANTIAL RISKS AND UNCERTAINTIES RELATED TO THE COMPANY AND THE BIOPHARMACEUTICAL INDUSTRY IN WHICH THE COMPANY OPERATES. 2

Enumeral Overview 3 Pioneering ‘Human immune system on a chip’ platform that uniquely leverages human cell biology Highly productive and broadly enabling R&D engine Multiple antibody immunotherapies progressing toward the clinic • Technology licensed exclusively from MIT, Harvard • Application validated across multiple disease targets • Achieved strong validation of approach targeting tumor - infiltrating lymphocytes (TILs) • First clinical trial (PD - 1 program) expected in 2016; results expected in 2017 • Up to 4 additional IND filings through 2017

Experienced Leadership T eam 4 John J. Rydzewski Executive Chairman, Co - Founder, Director Arthur H. Tinkelenberg, Ph.D. President & CEO, Co - Founder, Director Kevin G. Sarney Vice President, Finance, & Chief Accounting Officer Isabel Chiu, Ph.D. Vice President, Translational & Clinical Sciences Cokey Nguyen, Ph.D. Vice President, Research & Development Derek Brand Vice President, Business Development Matthew A. Ebert General Counsel

Accomplished Board of Directors 5 John J. Rydzewski Executive Chairman, Co - Founder, Director Arthur H. Tinkelenberg, Ph.D. President & CEO, Co - Founder, Director Barry Buckland, Ph.D. Co - Founder, Co - Chairman, Scientific Advisory Board Allan Rothstein Director Paul J. Sekhri Director Robert L. Van Nostrand Director Daniel Wolfe, Ph.D. Director

Enumeral's Rapidly Advancing Pipeline


2015
2016
2017
Target
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
PD-1
IND Enabling Studies & CMC
Phase I
Tim3
Screening
Preclinical Efficacy
IND Enabling Studies & CMC
Lag-3
Screening
Preclinical Efficacy
IND Enabling Studies & CMC
OX40
Screening
Preclinical Efficacy
IND Enabling Studies & CMC
VISTA
Screening
Preclinical Efficacy
IND Enabling Studies & CMC
Undisclosed
Preclinical Efficacy
IND Enabling Studies

Multiple opportunities for co-development partnerships

★ IND Filing

ENUMERAL

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S trong Near - Term G rowth P otential 7 V alue 2012 2013 2014 2015 2016 2017 Enumeral believes it is well - positioned to achieve significant value - generating milestones x NCI P hase 1 contract x $21.5M financing and public listing x NCI Phase 2 contract x Merck Collaboration x MSKCC and MGH collaborations → Additional corporate partnership (2015) → Initiate IND - enabling studies (2015) → Initiate Phase 1 (2016) → Phase 1 data (2017) → Denotes near - term corporate objectives → Validation of PD - 1 Lead Candidates (2015)

Immunotherapy M arket O pportunity 8 *Citigroup **Bristol Myers Squibb Estimated cancer immunotherapy sales over next decade $35 billion per year (treating up to 60% of cancers*) Yervoy sales (launched in 2011) $1 billion in revenue (year ended June 20, 2014**) Strong interest in new approaches among Big Pharma, especially for antibody approaches Merck, Bristol Myers Squibb, AstraZeneca, Roche leading development; others actively investing in space

Breaking the “Immuno - Oncology C ode ” Proprietary ‘ human immune system on a chip ’ selects best - in - class antibodies and optimal target combinations 9 • Developing pipeline of antibody product candidates modulating Tumor - Infiltrating Lymphocyte (TIL) function • Next - generation checkpoint modulators derived from proprietary target - specific antibody libraries • Opportunity to rationally define combinatorial immunotherapy within oncology, and new uses beyond cancer: inflammation and autoimmunity

Combinatorial Immunotherapy ‘ The N ext Frontier’ • Combination therapies are necessary to drive higher response rates • Little to no data have to inform combinatorial development: – Combinations may yield unique toxicities – There are few biomarkers for complex indication subtypes – Microenvironment complexity - tumor cells, lymphocytes, stroma • By “ breaking the code , ” Enumeral’s researchers apply insights to functional biology at the cellular level to inform rational combinatorial therapy 10

Challenges in Immunotherapy Development

Mechanisms of action unknown

- → *Targets expressed on many cell types*
- → *Agents not active in all cancer types*
- → *Patient variability seen in response, side effects, and duration*



CTX
metastasis
1° TUMOR
CD11b⁺ monocytes
CSF-1
EGF
cathepsins
CD8⁺ T cell (granzyme B⁺)
DAMPS
IL-12
IL-10
Dendritic Cells
CSF-1R
T_H2- Macrophages CD11b⁺F4/80⁺
IL-4
IL-13
CD4⁺ T_H2 cells

Figure from Cancer Cell. 2014 Nov 10;26(5):623-37. Macrophage IL-10 Blocks CD8(+) T Cell-Dependent Responses to Chemotherapy by Suppressing IL-12 Expression in Intratumoral Dendritic Cells. Ruffell B, Chang-Strachan D, Chan V, Rosenbusch A, Ho CM, Pryer N, Daniel D, Hwang ES, Rugo HS, Coussens LM.

Immune cells are rare in human tissue samples

- → *Difficult to enumerate with current technologies*
- → ***Enumeral platform provides insights to solve these challenges***

ENUMERAL

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Human i s B etter Research models poorly predict human response to immunotherapies 12 Conventional Approach Enumeral’s Differentiated Approach Enumeral’s technology enables selection of potential best - in - class candidates using human cells from biopsies ?

Enumeral’s B roadly E nabling P latform 13 84,672 microwells • High - density bio - chip and one - day process • Measures key parameters of function of individual immune cells from patient samples • Uniquely enumerates and rapidly identifies rare immune cells critical to responses • Validates targets and efficiently generates new antibodies Determine cell function through cell secretions Determine cell type and biological function through cytometry R ecover cells of interest and gene sequences important to disease

T arget Validation on TILs 14 Biopsy from colorectal cancer patient; No sorting or enrichment • Enables selection of antibodies targeting the correct cell types • Enables human immunologic annotation of the potential functional advantages of Enumeral’s antibodies early in the development process

PD - 1 Expressed on Many Cells Types Not J ust T Cells • Benefit of immune profiling in tandem with discovery is to identify cell types: – Involved in disease modulation – Selectively targeted by lead mAb candidates 15 Benson et al Blood 2010 NK cells in multiple myeloma patient expressing PD - 1 constitutively

Selecting Antibodies B ased on Functional P roperties : Effector C ell E ngagement 16 Hypothetical output of platform: Testing functional heterogeneity of antibodies* *Patent pending

Functional Heterogeneity: Potential for Best - in - Class P harmacologic and MOA Differentiation 17 Screen 1 - 12 Heavy chain AA sequences from PD1 N= 349 sequences; 28 families of antibodies BMY MRK MDVN • Enumeral proprietary antibody libraries • PD - 1: ~10 months - generation of unprecedented functional diversity compared to other sequences • Potential for strong intellectual property around validated targets

ENUM antibodies demonstrate pM affinity mAb EC 50 246A10 0.020 244C8 0.005 388D4 0.003 413E1 0.013 413D2 0.005 392C5 0.015 Keytruda 0.066 18 Several ENUM mAbs show superior EC 50 vs Keytruda (*Data Provided From Internal Enumeral Tests) 0 0.5 1 1.5 2 2.5 3 3.5 abs (405nm) mAb concentration (M) 388D4 413cE1 413D2 246A10 244C8 392C5 Preclinical Benchmarking*

PD - L1 Suppression A ssay 19 • PBMC - based assay to determine mAb’s ability to disrupt functional suppression by PD - L1 • ENUM candidates compared with : – Activation only – PD - L1 (suppression) – Positive control • ENUM A10 and C8 shown to reverse PD - L1 suppression more effectively than control IFNg secretion (relative to control) N = 5 repetitions for each candidate/condition

PD-1 Target Physiology: Potential to Solve Questions Based on *Ex Vivo* Human Profiling

PD-1 as target beyond oncology



Genes
HLA-DQ, DR, and other genes
Caused by vitamin D deficiency and disrupted by leaky gut
Gluten, grains, nutritional deficiencies, viruses, bacteria, etc.
Immune Regulation
Autoimmune Diseases
Environment
B
T
DC

Adapted from http://tinyurl.com/lnmtn4k

- Are psoriasis, inflammatory bowel disease, or rheumatoid arthritis T cell diseases?
- Is the (presumed) IL-17 or IFNγ coming from pathologic T cells?
- Is the disease etiology universal or variable across patients?

ENUMERAL

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Enumeral Programs and Goals

Internal programs focused on PD-1, Tim3, Lag-3, OX40, VISTA, and other targets


2015
2016
2017
Target
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
PD-1
IND Enabling Studies & CMC
Phase I
Tim3
Preclinical Efficacy
IND Enabling Studies & CMC
Additional Targets
Preclinical Efficacy
IND Enabling Studies & CMC

PD-1 candidates move forward for oncology; Other targets and profiling provide for next programs: combinatorial therapy

Advance internal pipeline assets with co-development partners

- Advance first programs into 'first in man' testing by end of 2016
- Advance pipeline via platform insights: evaluating PD-1 and Tim3 on human TILs in CRC cohorts for rational design of next-generation checkpoint modulators
- Leverage platform to develop combination strategy to drive co-development partnerships
- Multiple corporate partnering discussions ongoing

ENUMERAL

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Recent Achievements 22 July 2014 April 2015 December 2014 Raised $21.5M through private placement offering and began public trading on the OTC Markets ( OTCQB:ENUM) Appointments of veteran biotech executives to Board of Directors – • Paul J. Sekhri, President and Chief Executive Officer of Lycera Corp. • Robert L. Van Nostrand, former CFO of OSI Pharmaceuticals Awarded $1M Phase II SBIR contract from the National Cancer Institute for technology development for human immuno - oncology tissue profiling Oncology - focused collaboration with Merck using Enumeral's human approach to measure cellular response to immuno - oncology therapies Established collaboration with Jedd Wolchok’s group at MSKCC as part of NCI Phase II contract Established collaboration with Doug Kwon’s group at MGH/Ragon Institute as part of NCI Phase II contract

Near - Term Corporate Objectives • 2015: – Sign additional corporate partnerships – Achieve key human ex vivo preclinical milestone in lead program (PD - 1) – Commence IND - enabling studies in first program ( with a partner ) – Achieve key human ex vivo preclinical milestones on next programs – Commence screening programs for next two targets • 2016 – IND filing in first program; initiate Phase 1 ( with a partner ) – Next two programs proceed to IND - enabling work – Sign additional corporate partnership 23

THE POWER of HUMAN ™ Common Shares Outstanding 51,607,665 Warrants Outstanding* 24,803,409 Options Outstanding 2,730,963 Burn Rate , Q4 ’14 ($2.7M) Total Debt $0.0M Cash, Cash Equivalents and Marketable Securities** $13.5M 24 OTC QB: ENUM Price: $0.75 Market Cap (4/24/2015) $38.71M Enumeral: uniquely positioned to discover and develop novel ‘best - in - class’ immunotherapies Financials & Capitalization *21,549,510 are exercisable at $2.00 **As of December 31, 2014

THE POWER of HUMAN™ Arthur H. Tinkelenberg, Ph.D. President and CEO arthur@enumeral.com 617 - 500 - 2647